UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2007

VAUGHAN FOODS, INC.
(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Vaughan Foods, Inc.
216 N.E. 12th Street
Moore, OK 73160
(405) 794-2530
(405) 895-6596 Facsimile
(Address Of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets

      On June 30, 2007, we acquired (i) for nominal consideration, 60% of the limited partnership interests in Allison’s Gourmet Kitchens, a limited liability partnership (“Allison’s), from Mark Vaughan, our President and Chief Operating Officer, and Vernon J. Brandt, our Vice President – Operations, (ii) the general partnership interest in Allison’s from Braxton Management, Inc., in return for our agreement to indemnify it from all liability as the former general partner of Allison’s, and (iii) for a total price of $2,500,000, the remaining 40% of the limited partnership interests in Allison’s from Herbert Grimes, our Chairman and Chief Executive Officer and Stan Gustas, our Chief Financial Officer. We consummated these acquisitions pursuant to agreements dated April 20, 2007, as contemplated by the Prospectus for our initial public offering.

      Of the total purchase price for the 40% minority interests, $1,500,000 was paid from the net proceeds of our initial public offering, which closed on July 3, 2007. Mr. Grimes, through Braxton Management, Inc., owned 87.5% of such minority limited partnership interests and received $1,312,500 of such net proceeds. Mr. Gustas owned the remaining 12.5% of such minority limited partnership interests and received $187,500 of such net proceeds. The $1,000,000 balance of the purchase price for the 40% minority interests, which bears interest at 10% per annum, will be paid, $875,000 to Mr. Grimes and $125,000 to Mr. Gustas, upon the earlier of June 30, 2008 or the closing of an equity financing in which we raise at least $4,000,000 in gross proceeds.

      The terms of the acquisition of the limited partnership interests in Allison’s were approved by our board of directors at the time we entered into the acquisition agreements. At that time, we lacked sufficient independent directors for majority approval by independent directors. The terms of the acquisition of the limited partnership interests in Allison’s were at least as favorable to us as could have been obtained through arms’ length negotiations with unaffiliated third parties.

      We have previously disclosed all of the above information in the final prospectus, dated June 27, 2007, for our initial public offering.

Item 9.01      Financial Statements and Exhibits

     (a) Financial statements of businesses acquired

Allison’s Gourmet Kitchens, Limited Partnership
Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	*
Consolidated Balance Sheets at December 31, 2005, 2006 and March 31, 2007 (unaudited)	*
Consolidated Statements of Operations for the years ended December 31, 2004, 2005 and 2006,
and the three months ended March 31, 2006 and 2007 (unaudited)	*
Consolidated Statements of Partners’ Equity for the years ended December 31, 2004, 2005 and 2006, and the
three months ended March 31, 2007 (unaudited)	*
Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2005 and 2006, and the
three months ended March 31, 2006 and 2007 (unaudited)	*
Notes to Consolidated Financial Statements	*

* Incorporated by reference to Pages F-18 through F-30 of the Prospectus filed by Vaughan Foods, Inc. with the Securities and Exchange Commission on July 2, 2007, SEC file no. 333-137861.

(b) Pro forma financial information

Pro Forma Condensed Consolidated Financial Statements
Basis of Presentation	**
Balance Sheets at March 31, 2007 (unaudited)	**
Statements of Operations for the three months ended March 31, 2007 (unaudited)	**
Statements of Operations for the year ended December 31, 2006 (unaudited)	**
Notes to Pro Forma Condensed Consolidated Financial Statements	**

     ** Incorporated by reference to Pages F-31 through F-37 of the Prospectus filed by Vaughan Foods, Inc. with the Securities and Exchange Commission on July 2, 2007, SEC file no. 333-137861.

     (d) Exhibits

Exhibit
Number	Description

10.11	Agreement between Vaughan Foods, Inc., Mark E. Vaughan and Vernon Brandt, Jr. dated April 20, 2007*

10.12	Agreement between Vaughan Foods, Inc., Braxton Management, Inc., Herb Grimes and Stan Gustas dated April 20, 2007**

* Incorporated by reference to Exhibit 10.11 filed with the fifth amendment to our registration statement on Form S-1/A filed with the SEC on April 26, 2007.

** Incorporated by reference to Exhibit 10.12 filed with the fifth amendment to our registration statement on Form S-1/A filed with the SEC on April 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Vaughan Foods, Inc.

Dated: July 24, 2007	By: /s/ Herb Grimes
Herb Grimes
Chairman and Chief Executive Officer